                                                                  Exhibit 99.D.4

                               REVISED SCHEDULE A
                  NEW FEE STRUCTURE EFFECTIVE NOVEMBER 18, 2005
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                STI CLASSIC FUNDS
                                       AND
                         TRUSCO CAPITAL MANAGEMENT, INC.

Breakpoint Advisory Fee Schedules and Discounts:

Equity and Fixed Income Funds:
First $500 million = None (full fee)
Next $500 million = 5% discount from full fee
Over $1.0 billion = 10% discount from full fee

Money Market Funds:
First $1.0 billion = None (full fee)
Next $1.5 billion = 5% discount from full fee
Next $2.5 billion = 10% discount from full fee
Over $5.0 billion = 20% discount from full fee

EQUITY FUNDS

PORTFOLIO                                                                    FEE
---------                                                                   ----
Aggressive Growth Stock Fund                                                1.10%
Balanced Fund                                                               0.85%
Capital Appreciation Fund                                                   0.97%
Emerging Growth Stock Fund                                                  1.10%
International Equity Fund                                                   1.15%
International Equity Index Fund                                             0.50%
Large Cap Relative Value Fund (formerly, Growth and Income Fund)            0.85%
Large Cap Value Equity Fund (formerly, Value Income Stock Fund)             0.80%
Life Vision Aggressive Growth Fund                                          0.10%
Life Vision Conservative Fund                                               0.10%
Life Vision Growth and Income Fund                                          0.10%
Life Vision Moderate Growth Fund                                            0.10%

PORTFOLIO                                                                    FEE
---------                                                                   ----
Life Vision Target Date 2015 Fund                                           0.10%
Life Vision Target Date 2025 Fund                                           0.10%
Life Vision Target Date 2035 Fund                                           0.10%
Mid-Cap Equity Fund                                                         1.00%
Mid-Cap Value Equity Fund                                                   1.00%
Quality Growth Stock Fund (formerly, Tax Sensitive Growth Stock Fund)       0.85%
Small Cap Growth Stock Fund                                                 1.15%
Small Cap Value Equity Fund                                                 1.15%
Strategic Quantitative Equity Fund                                          0.85%

FIXED INCOME FUNDS

PORTFOLIO                                                                    FEE
---------                                                                   ----
Classic Institutional Short-Term Bond Fund                                  0.35%
Core Bond Fund (formerly, Classic Institutional Core Bond Fund)             0.25%
Florida Tax-Exempt Bond Fund                                                0.55%
Georgia Tax-Exempt Bond Fund                                                0.55%
High Income Fund                                                            0.60%
High Quality Bond Fund (formerly, Classic Institutional High Quality
   Bond Fund)                                                               0.40%
Intermediate Bond Fund (formerly, Classic Institutional Intermediate Bond
   Fund)                                                                    0.25%
Investment Grade Bond Fund                                                  0.50%
Investment Grade Tax-Exempt Bond Fund                                       0.50%
Limited Duration Fund (formerly, Classic Institutional Limited Duration
   Fund)                                                                    0.10%
Limited-Term Federal Mortgage Securities Fund                               0.50%
Maryland Municipal Bond Fund                                                0.55%
North Carolina Tax-Exempt Bond Fund                                         0.55%
Seix Floating Rate High Income Fund                                         0.45%
Seix High Yield Fund (formerly, Seix Institutional High Yield Fund)         0.45%

PORTFOLIO                                                                    FEE
---------                                                                   ----
Short-Term Bond Fund                                                        0.40%
Short-Term U.S. Treasury Securities Fund                                    0.40%
Strategic Income Fund                                                       0.60%
Total Return Bond Fund (formerly, Classic Institutional Total Return Bond
   Fund)                                                                    0.35%
U.S. Government Securities Fund                                             0.50%
U.S. Government Securities Ultra-Short Bond Fund (formerly, Classic
   Institutional U.S. Government Securities Super Short Income Plus Fund)   0.20%
Ultra-Short Bond Fund (formerly, Classic Institutional Super Short Income
   Plus Fund)                                                               0.22%
Virginia Intermediate Municipal Bond Fund                                   0.55%
Virginia Municipal Bond Fund                                                0.55%

MONEY MARKET FUNDS

PORTFOLIO                                                                    FEE
---------                                                                   ----
Classic Institutional Cash Management Money Market Fund                     0.13%
Classic Institutional Municipal Cash Reserve Money Market Fund              0.15%
Classic Institutional U.S. Government Securities Money Market Fund          0.15%
Classic Institutional U.S. Treasury Securities Money Market Fund            0.15%
Prime Quality Money Market Fund                                             0.55%
Tax-Exempt Money Market Fund                                                0.45%
U.S. Government Securities Money Market Fund                                0.55%
U.S. Treasury Money Market Fund                                             0.55%
Virginia Tax-Free Money Market Fund                                         0.40%

Dated: May 17, 2005